Exhibit 99.2 Forward-Looking Statements Johnson Controls has made forward-looking statements in this document pertaining to its financial results for fiscal 2005 that are based on preliminary data and are subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future risks and may include words such as "believes," "forecasts," "expects," "outlook" or similar expressions. For those statements, the company cautions that numerous important factors, such as automotive vehicle production levels and schedules, the ability to increase prices due to higher raw material costs, the strength of the U.S. or other economies, currency exchange rates, cancellation of commercial contracts, as well as those factors discussed in the company's Form 8-K (dated October 26, 2004) could affect the company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the company. Glen Ponczak Director, Financial Communication 5757 N. Green Bay Avenue P.O. Box 591 Milwaukee, WI 53201 Telephone: 414-524-2375 Fax: 414-524-3200 e-mail: Glen.L.Ponczak@jci.com

John M. Barth Chairman and Chief Executive Officer

Largest global supplier Automotive interiors and batteries Facility management and control Johnson Controls 3 2004 Sales: $25.4 Billion * Automotive 79% Controls 21% North America 43% Europe 39% ROW 18% 3 * From continuing operations

Sales 16% compounded annual growth rate 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 column 168 223 223 338 419 470 478 600 679 800 Net Income 18% compounded annual growth rate 13% organic Financial Performance 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2004: 58th Consecutive increase 2004: 14th Consecutive increase 30 consecutive years of dividend increases

Automotive Interiors Largest global supplier of interior systems Seating Overhead Electronics Cockpit Door ...for more than 20 million vehicles a year 6 5 Customer expectations: Innovation that differentiates and sells a vehicle Great craftsmanship, world-class quality Global interpretation and delivery Lowest price or cost

Automotive Interiors Growth Opportunities Strengthen leading share of seating system market globally Expand share of other interior systems Participate in growing electronics content in vehicles Leverage global capability for global platforms 0% 50% Cockpit Seating Door Overhead Floor Electronics JOHNSON CONTROLS SHARE OF $150 B GLOBAL MARKET

Automotive Interiors

JOHNSON CONTROLS

Growth strategies

- **Innovation/systems integration**
  - New consumer features
  - Seamless integration of trim and electronics
  - Leverage expertise in Human Machine interface
- **Strengthen product/systems portfolio**
  - Driver info systems, multimedia and navigation
  - Seating convenience and comfort features
  - Door, instrument panel, overhead system color/texture options
- **Increase rate of quality and cost improvements**
  - Commonized components
  - Best business practices, Six Sigma, etc.
  - Optimized engineering and manufacturing footprint
  - Global purchasing
- **Expand technical capabilities/scope in Asia**
  - 12 manufacturing sites in China


RailPort
BlueConnect
Point Navigation
FastForward
LED Displays
3D Cluster Dial

Commonized Components



Seat Frame   Seat Track

7

New Business Late 2006 launch: Kia C segment five-door Front and rear seats Headliners Door panels Floor consoles Expand to C segment wagon in 2007 Automotive Interiors Kia will assemble C Segment vehicles in Zilina, Slovakia Incremental backlog in billions Three-year forward cumulative Based on vehicle platform volume projections; stable economic environment; net of discontinued programs; includes unconsolidated revenues,$450M of which is in the 2004 amount; not adjusted for divestiture of engine electronics business $4.7 $5.1 $2.2 $1.9 $2.9 $3.0 $3.3 $4.3 1997 1998 1999 2000 2001 2002 2003 2004 8

Leading market share and best-known brands in North America, South America and Europe Customer expectations: Quality (dependability), service, lowest cost Automotive Battery Aftermarket 80% OE Growth Opportunities Existing and new customer market share growth Geographic expansion to Asia Battery systems for hybrid vehicles Growth Strategies Help customers grow market share Category management Leverage leading brand names Sustained quality and cost leadership Enter Asian market, especially China Leverage automotive systems and battery knowledge to hybrid technology New technology NiMH battery system for hybrid vehicles, introduced January 2005 9

Controls Leading global supplier to the nonresidential buildings market Integrated control systems for HVAC, security, fire/safety, energy management Technical services Facility management Customer expectations Improved comfort: temperature, humidity, air quality Reduced costs: energy, operations, maintenance, equipment life Peace of mind: dependability, uptime Facilities Management 46% New Construc- tion Existing Buildings 80-85% Primary markets Education Health care Government Airports High-tech mfrg. Office 10

Controls Growth Opportunities Tap growing demand for highly integrated, outcome-based solutions Mission-critical operations (e.g.: data centers) Water metering Security Performance contracting "Green" buildings Greenhouse gas management Global real estate portfolios Control systems for smaller/less complex buildings Increased share of technical services market New Business Camco Manufacturing 3-year performance contract Metasys Lighting retrofit Heat recovery from industrial processes Outcomes Lower energy and operational costs Positive cash flow Lower VOC, CO2 air emissions 11

Growth Strategies Extend control system technology leadership Advanced Metasys software releases Wireless technology Digital video integration Strengthen operational efficiency Calibrate branch processes and staffing to requirements of new construction market Accelerate profitable growth in services Expanded sales workforce More knowledge-based Increased facility management value Controls New Construction -Systems 12

Mission To continually exceed our customers' increasing expectations Objectives Customer satisfaction Technology Growth Market leadership Shareholder value Johnson Controls Vision 13 Values Integrity Customer satisfaction Our employees Improvement and innovation Safety and the environment

Stephen A. Roell Executive Vice President and Chief Financial Officer

Consolidated Outlook 2005 Sales growth of 8 to 10% Operating income up 10 to 12% Excluding 2005 and 2004 restructuring; 2004 gain on Japanese pension plans Income from continuing operations up more than operating income Strong operating cash flow Higher return on invested capital (ROIC)

Automotive Segment 2005 Outlook Sales up 8 to 10% Vehicle production slightly down in North America and Europe NA: 15.6-15.7m vs 15.8m vehicles Higher battery shipments/JV consolidation Interiors backlog: $2.3 billion of $4.7 billion 3-year forward cumulative 16

2005 Incremental Business

JOHNSON CONTROLS


Land Rover
Discovery 3

Seating


Nissan Pathfinder

Seating

Mercedes B-Class CST



Seating, IP, doors


Mercedes Vision
Grand Sports Tourer

Seating, overhead system, doors, electronics


Nissan Xterra

Seating


Buick LaCrosse

Complete interior, excluding seats


Honda Pilot

Seating, electronics


Opel Astra

Complete interior


Smart ForFour/
Mitsubishi Colt

Cockpit, OHS, doors


GM Minivans

Chevy Uplander / Buick Terraza / Montana SV6 / Saturn Relay

AutoVision, overhead rail (in addition to existing seating and overhead systems)

Mercedes CLS-Class Coupe



Seating, doors


Renault Modus

Seating

17

Operational improvements Synergies related to European battery integration Lower launch costs Technology / innovation 2004 footprint changes Operating Margin - Slight Improvement ....More Than Offsetting Lower customer pricing Higher commodity costs Automotive Segment 2005 Outlook 18

Controls Segment 2005 Outlook Sales up 8 to 10% Double-digit technical services and facility management growth Systems sales to construction and renovation markets comparable to prior year Moderate Operating Margin Decline Competitive pricing reflected in backlog of new construction contracts Higher facilities management sales Slight growth in systems sales to the renovation market .. . . More Than Offsetting Benefits of Strong technical services growth Improved operational efficiencies in N.A. 19

Divestitures Engine Electronics Part of 2001 Sagem automotive electronics acquisition Transaction closed February 28 Price $427 million Not strategic to interiors focus World Services 1989 acquisition DoD & DoE base operations and contingency support Transaction closing in March Price $260 million, subject to normal adjustments No longer strategic to commercial market focus Proceeds of approximately $687 million used to reduce short-term debt

Second Quarter 2005 21 Estimates Income from continuing operations up over 10% 2005: $0.85 per diluted share 2004: $0.76 per diluted share Sales and earnings growth by both the automotive and controls groups Before: 2005 gains on divestitures - approximately $230 million pre-tax 2005 one-time tax benefits - utilization of capital losses Restructuring - approximately $150 million pre-tax for 2005 and $82 million pre-tax in 2004 2004 gain on Japanese pension plans - $84 million pre-tax

Organic growth Technology/innovation Improved cost and quality Leverage strengthened financial position 2005 Summary Improvement Strategies Sales up 8 to 10% Operating income up 10 to 12% Excluding 2005 and 2004 restructuring; 2004 gain on Japanese pension plans Income from continuing ops. - up more than operating income due to lower effective base tax rate Strong operating cash flow Higher ROIC Stronger financial position Debt/cap below 30% before acquisitions Record Results Anticipated Sales growth >10% Earnings growth 10 to 15% ROIC 15 to 16% Debt / capitalization 35 to 40% Financial Targets Risks Vehicle production Pricing and raw material resolution 22

Appendix

EPS Reconciliation 2005(e) 2004 Second Quarter Year 2004 *Subject to finalization of transactions and determination of tax treatments (unaudited)

Net interest expense $110 - 115 Base effective income tax rate 26.5% Minority interests in net earnings of subsidiaries $80 - 90 Capital expenditures $725 - 775 Depreciation expense $650 - 665 Total debt to total capitalization Below 30% 2005 Financial Guidance ($ in millions) Continuing Operations 2005(e)

Continuing operations Segment Revenues 26 Controls Sales Seating & Interiors 88% 89% Battery 12% 11% 2005(e) 2004 N.America 50% 52% Europe 43% 41% Asia/ROW 7% 7% By business By region Automotive Sales 2005(e) 2004 100% 100% 100% 100% N. America 58% 57% Europe 33% 33% Asia/ROW 9% 10% Systems construction 17% 18% Systems renovation 25% 26% Technical services 21% 19% Facility management 37% 37% 2005(e) 2004 By region 2005(e) 2004 By business 100% 100% 100% 100% $20.04B $20.04B $5.32B $5.32B

Pro-forma Financials from Continuing Operations ($ in millions, except per share data, unaudited)

Pro-forma Financials GAAP Reconciliation ($ in millions, except per share data, unaudited) * *

Discontinued Operations Dec - 03 Mar - 04 June - 04 Sept - 04 Sept - 04 Dec -04 ($ in millions, except per share data, unaudited) Quarter ended Quarter ended Year ended Fiscal 2004 Fiscal 2005

Non-GAAP Financial Measures The Company has provided information regarding Return on Invested Capital (ROIC), a non-GAAP financial measure as defined under the SEC Regulation G rules. ROIC is calculated as the twelve-month rolling average return (net income plus after tax interest expense) divided by the twelve- month rolling average of invested capital (total debt plus shareholders' equity). Management believes ROIC is a useful measure in providing investors with information regarding the Company's performance. ROIC is a widely accepted measure of earnings efficiency in relation to total capital employed. The Company believes that increasing the return on total capital employed, as measured by ROIC, is an effective method to sustain and increase shareholder value. The Company's calculation of ROIC is likely to differ from the methods used by other companies. A reconciliation of the Company's future targeted ROIC to the most directly comparable financial measure calculation presented in accordance with GAAP is not readily available as the Company's future targeted ROIC comprises forecasted financial amounts over the next several years, which are not publicly disclosed.